                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 15, 2000
                              (December 14, 2000)

                               WORLD ACCESS, INC.
               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                          0-29782                   58-2398004
  (State of                   (Commission File No.)         (I.R.S. Employer
Incorporation)                                              Identification No.)


                       945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)


                                 (404) 231-2025
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

On December 14, 2000, World Access' shareholders approved proposals to acquire STAR Telecommunications (NASDAQ: STRX), WorldxChange Communications and TelDaFax, AG (NEUER MARKT: TFX). The closings of the transactions are still subject to the satisfaction of certain closing conditions, including, without limitation, in the case of STAR, STAR's shareholder vote to be held on December 18, 2000 and STAR's sale of PT-1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.


EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

  99              Press Release, issued December 14, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                    WORLD ACCESS, INC.



Date: December 15, 2000              By: /s/ MARTIN D. KIDDER
                                       ----------------------------------------
                                       Martin D. Kidder
                                       Vice President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         DESCRIPTION
------                         -----------

  99              Press Release, issued December 14, 2000.